Exhibit 99.2

Our Mission & Vision ~$150 ~$280 ~$430 Combined NCI Ply Gem Unrealized cost synergies and cost savings NCI & Ply Gem 1 (1) $575 million ABL and $115 million revolving credit facility. (2) Adj. EBITDA represents midpoint of $660m ¡V $680m. Includes run-rate synergies and standalone cost saving initiatives. (3) Excludes one-time items and costs to achieve synergies. % conversion defined as EBITDA less capex divided by EBITDA. „Ï Cost-efficient and flexible capital structure . $690 million in aggregate revolving facilities(1) . Ply Gem term loan and notes remain in place . New $475 million add-on term loan „Ï Ample liquidity „Ï Covenant-lite and no near-term maturities „Ï Strong free cash flow generation . Modest capital expenditure of 2.0% - 2.5% of sales „Ï Prudent capital allocation policy balancing M&A strategy and debt paydown „Ï Target net leverage of 2.0x ¡V 3.0x Adj. EBITDA 9 Strong Free Cash Flow and Flexible Balance Sheet Pro forma capitalization Commentary 2018E Adj. EBITDA ¡V Capex(3) ($ in millions) (1) 75% 84% % conversion(3): ~$550 ¡V $570 ~$120 ¡V $140 Pro forma 82% Pro Forma ($ in millions) Maturity 6/30/2018 Cash and Cash Equivalents $76 $690m ABL and Revolving Credit Facility 2023 $130 Term Loan 2025 2,230 Notes 2026 645 Total Debt $3,005 Net Debt 2,929 2018E Pro Forma Adj. EBITDA(2) $670 Net Leverage(2) 4.4x Interest Coverage(2) 3.5x Note: Pro forma capitalization includes estimated transaction fees and expenses.







Creating a Market-Leading North American Exterior Building Products Platform

NCI Building Systems and Ply Gem to Merge

July 17, 2018

nci BUILDING SYSTEMS®

Ply Gem®







Disclaimer

FORWARD-LOOKING STATEMENTS

Certain statements and information in this filing may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "anticipate," "plan," "intend," "foresee," "guidance," "potential," "expect," "should," "will" "continue," "could," "estimate," "forecast," "goal," "may," "objective," "predict," "projection," or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this filing. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to the first quarter of fiscal 2018 and the full year fiscal 2018 that are contained in this filing are forward-looking statements based on management's best estimates, as of the date of this filing. These estimates are unaudited, and reflect management's current views with respect to future results. However, the forward-looking statements in this filing are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad, generally, and in the credit markets; substantial indebtedness and our ability to incur substantially more indebtedness; our ability to generate significant cash flow required to service or refinance our existing debt, including our secured term loan facility, and obtain future financing; our ability to comply with the financial tests and covenants in our existing and future debt obligations; operational limitations or restrictions in connection with our debt; increases in interest rates; recognition of asset impairment charges; commodity price increases and/or limited availability of raw materials, including steel; costs relative to maintenance or replacement of our enterprise resource planning technologies; our ability to make strategic acquisitions accretive to earnings; retention and replacement of key personnel; our ability to carry out our restructuring plans and to fully realize the expected cost savings; enforcement and obsolescence of intellectual property rights; fluctuations in customer demand; costs related to environmental clean-ups and liabilities; competitive activity and pricing pressure; increases in energy prices; volatility of the Company's stock price; potential future sales of the Company's common stock held by our sponsor; substantial governance and other rights held by our sponsor; breaches of our information system security measures and damage to our major information management systems; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; changes in laws or regulations, including the Dodd–Frank Act; and costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters; timing and amount of any future stock repurchases. In addition to these factors, we encourage you to review the "Risk Factors" set forth in the Company's Annual Report on Form 10-K for the fiscal year ended October 29, 2017, and the other risks and uncertainties described in documents we file from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements contained in this filing. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, the Company will file a proxy statement of the Company with respect to the obtaining of stockholder approval for the transaction. The Company also plans to file other documents with the SEC regarding the proposed merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLY GEM AND THE PROPOSED MERGER. A definitive proxy statement will be sent to the Company's stockholders. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Ply Gem, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company's internet website at www.ncibuildingsystems.com under the tab "Investors" and then under the tab "SEC Filings" or by contacting the Company's Investor Relations department at (281) 897-7785.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed merger. Information about the persons who may be deemed to be participants in the solicitation of the Company's stockholders in connection with the proposed merger, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company's definitive proxy statement and other filings with the SEC when they are filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Common Stock is set forth in the definitive proxy statement for the Company's 2018 annual meeting of stockholders, as previously filed with the SEC on January 26, 2018 . Free copies of these documents can be obtained as described in the preceding paragraph.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

NON-GAAP FINANCIAL MEASURES

This document includes certain non-GAAP measures, including Adjusted EBITDA and free cash flow (collectively, the "Non-GAAP Measures"). These Non-GAAP Measures are performance measures that provide supplemental information that NCI and Ply Gem believe are useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. Such measures are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. These Non-GAAP Measures exclude the financial impact of items management does not consider in assessing the ongoing operating performance of NCI, Ply Gem or the combined company, and thereby facilitate review of its operating performance on a period-to-period basis. Additional information regarding these Non-GAAP measures are available in previously disclosed SEC filings of NCI. The appearance of Non-GAAP Measures in this presentation should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.

Today's Presenters

Today's Presenters	Future role	Experience
 **Gary Robinette** ▪ President, Chairman and CEO of Ply Gem since 2006	Chairman Emeritus and Special Advisor	▪ Strong legacy of developing and executing transformative growth strategies, growing Ply Gem from $500 million to $2.5 billion in revenue through M&A and organic growth initiatives ▪ Previously a top executive who led aggressive growth with U.S. subsidiaries of Wolseley North America ▪ 40+ years of building products and distribution industry experience
 **Donald Riley** ▪ CEO of NCI since 2017 ▪ Former President of NCI	CEO of NCI Division and Head of Supply Chain & Tech	▪ Since 2015, led the NCI strategy, more than doubling the company's EBITDA ▪ Extensive industry experience in related residential building products companies, including ProBuild and Mohawk ▪ 20+ years of diverse leadership experience, including transformative technology and supply chain initiatives
 **Jim Metcalf** ▪ Chairman of NCI since 2017 ▪ Former Chairman & CEO of USG ▪ Former President & CEO of L&W	Chairman & CEO	▪ Extensive experience in building products, leading operations, strategic planning, M&A and innovation ▪ Successfully led USG to profitability through innovation, new business platforms, joint ventures, divestitures and cost reductions ▪ 36 years of building products and distribution industry experience
 **Shawn Poe** ▪ CFO of Ply Gem since 2004	CFO	▪ Since 2004, led significant M&A activity and synergy achievement and directed the transformation of Ply Gem from a holding company into an integrated leader in exterior residential building products ▪ 30 years of experience as a finance professional with extensive capital markets experience ▪ 25+ year career in the building products industry
 **K. Darcey Matthews** ▪ VP Investor Relations of NCI since 2016	VP Investor Relations	▪ 25+ years of financial markets experience in equities, fixed income, asset and M&A transactions ▪ In-depth business development and client retention understanding working with public companies ▪ 9+ years at NYSE advising domestic and international companies on best practices

Transformational Combination

NCI Building Systems + Ply Gem = Market-leading North American exterior building products platform

Expansive Advantaged Customer Platform	✓ **Better serve customers** with a **broader product portfolio** across **multiple end markets** ✓ **Complete go-to-market coverage** across direct, distribution and retail customers
Superior Growth and Financial Profile	✓ **Multiple avenues of growth** – end market momentum, new product development, cross-selling and compelling M&A opportunities in core product categories and attractive adjacencies ✓ **Diversified end markets and raw materials**, resulting in more stable performance through the cycle ✓ **Ongoing cost initiatives** and identified **near-term cost synergies** totaling **over $150 million** ✓ CY 2018E pro forma run-rate **Adj. EBITDA**(1) **of ~$660 – $680 million** and **enhanced ~15% margin**(1) ✓ **Immediately accretive** to Adj. cash EPS and free cash flow
Shared Strengths and Best-in-Class Capabilities	✓ Combined strengths in **advanced manufacturing, product innovation** and **cost efficiencies** ✓ Shared strengths in **acquisition integration** and **cross-selling** ✓ **Strong cultural fit** with a focus on **continuous improvement**
Long-Term, Results-Driven Stewardship	✓ **Experienced leadership teams** with a proven track record of integration and execution ✓ Substantial investment and **strong endorsement from Clayton, Dubilier & Rice ("CD&R")**

(1) Includes $120-140 million of unrealized cost initiatives and synergies as of the end of 2018.

Transaction Overview

Structure	▪ Stock-for-stock merger
Ownership	▪ 53% NCI shareholders, 47% Ply Gem owners ▪ Total CD&R ownership of just under 50% in combined company; Golden Gate ownership of approximately 16% ▪ CD&R and Golden Gate to enter into customary lock-up arrangements
Valuation	▪ Ply Gem transaction value of $3.7 billion ▪ Pro forma combined market capitalization of $2.6 billion; combined enterprise value of $5.5 billion[(1)] – Represents a multiple of ~8.2x 2018E EBITDA including run-rate synergies and cost initiatives[(2)]
Financial Impact	▪ Combined 2018E revenue and Adj. EBITDA of ~$4.5 billion and ~$540 million, respectively ▪ $150+ million of annual run-rate combination synergies and cost initiatives (expected over 3 years) ▪ Immediately accretive to NCI cash earnings and free cash flow
Capital Structure	▪ On a pro forma basis, NCI will retire its existing term loan and assume Ply Gem's existing and incremental debt, to include: – Ply Gem's existing $1,755 million term loan, which will be increased by $475 million – Ply Gem's existing $645 million of senior unsecured notes
Timing and Approvals	▪ Unanimously approved by special committee of independent directors of NCI Board ▪ Subject to NCI shareholder approval and customary regulatory approvals ▪ Expected to close in calendar Q4 2018
Management	▪ Jim Metcalf to serve as Chairman and CEO ▪ Gary Robinette to serve as Chairman Emeritus and Special Advisor ▪ Donald Riley to serve as CEO of NCI Division and Head of Supply Chain & Technology ▪ Shawn Poe to serve as CFO

(1) Based on NCI share price of $20.70 as of 7/17/18.
(2) Based on midpoint of 2018E pro forma run-rate EBITDA range of $660-680 million. Excludes fees.

NCI and Ply Gem Business Overviews

	nci BUILDING SYSTEMS	Ply Gem
Description	**Leading manufacturer of exterior building products for commercial construction**	**Leading manufacturer of exterior building products for residential construction**
Selected products	 ▪ Metal wall and roof systems ▪ Insulated metal panels ▪ Roll-up doors, trim and accessories ▪ Engineered commercial buildings	 ▪ Windows and doors ▪ Vinyl and metal siding, roofing ▪ Metal accessories and trim ▪ Manufactured stone and fencing
End markets served	▪ **~95% commercial** ▪ Industrial, institutional, agricultural	▪ **~100% residential** ▪ Single family and multi-family
Customers / channels	▪ **~95% of sales through direct network** of ~3,200 affiliated builders and relationships with ~5,500 architects	▪ **~90% of sales through multi-channel distribution network** serving a broad customer base

Key Investment Highlights

1	Market leading North American exterior building products company with scale
2	Comprehensive product offering with enhanced growth opportunity
3	Proven platform for industry consolidation with strong M&A track record
4	Value creation through ongoing cost initiatives and projected synergies
5	Expansive advantaged platform with complementary strengths
6	Reduced volatility through diversification of products, end markets and raw materials
7	Ongoing end market momentum with reduced cyclicality
8	Superior pro forma growth and margin expansion
9	Strong free cash flow and flexible balance sheet

1 Market Leading N. A. Exterior Building Products Company with Scale

U.S. market leadership in numerous categories

NCI Building Systems

- #1 in Insulated Metal Panels
- #1 in Metal Roof and Wall Systems

#1

Ply Gem

- #1 in Vinyl Siding
- #1 in Vinyl Windows
- #1 in Metal Accessories

Increased scale benefits

- ✓ One-stop-shop solution for exterior building products
- ✓ Improved product development capabilities
- ✓ Cost efficiencies
- ✓ Better positioned for future M&A opportunities
- ✓ Greater ability to attract and retain top talent

North American revenue of selected building products players ($ in billions)



$6.1
$6.0
$4.9
$4.5
$4.1
$3.2
$2.4
$2.2
$1.7
$1.7
$1.6
$1.4
$1.3
$1.3
$1.0
$1.0
$0.9
$0.8
$0.6
$0.5
$0.5
$0.5
MASCO
MOHAWK
Fortune Brands
+
Ply Gem
(1)
USG
Ply Gem(2)
JELD-WEN
James Hardie
MASONITE
Apogee
Atkore
Armstrong
Armstrong FLOORING
Trex
Interface
PGT

- ✓ Market leader in exterior building products
- ✓ Top 5 of the broader building products peer group

■ Exterior building products companies

Note: Latest fiscal year revenue in North America.
(1) Assumes exterior component of Owens Corning includes Roofing segment (~40%).
(2) Includes Atrium.

2 Comprehensive Product Offering with Enhanced Growth Opportunity


Current Offerings
Growth and potential M&A opportunities
Immediate cross-selling
Medium to long-term adjacency expansion
Windows
Roofing
Vinyl siding
Trim/gutters
Shutters
Steel siding
Fencing/Railing
Stone
Residential
Steel roofing
Garage/overhead doors
Composite, asphalt and other roofing
Skylights
Residential entry doors
Building wrap / Weather barrier
Insulation
Decking
PVC drainpipe
Steel roofing
IMP
Single skin metal panels
Overhead doors
Building systems
Other intermediate steel products
Commercial
Internal windows
Stone/Fencing
Punched windows
Curtain wall
Storefront/commercial windows
Exterior/entry doors
Insulation
Storefront systems

3 Proven Platform for Industry Consolidation with Strong M&A Track Record

Selected historical acquisition highlights ($ in millions)



nci BUILDING SYSTEMS
1998
$550
2000
$6
Robertson
Ceco Building Systems
2006
$370
Garco
2007
$17
2012
$145
CENTRIA
2015
$245
2004
$331
WINDOWS & DOORS
2006
$296
ALCOA
2013
$21
GIENOW
2014
$130
SIMONTON
2018
$599
ATRIUM
2006
$127
alenco
2007
$37
CertainTeed
Windows
2013
$81
MITTEN
2015
$21
CANYON STONE
Ply Gem

M&A track record

nci BUILDING SYSTEMS + Ply Gem

- ✓ Management team with proven track record of value enhancing acquisitions
- ✓ Proven framework for synergy realization and merger integration
- ✓ Strong cash flow and flexible capital structure supporting M&A strategy
- ✓ Robust and identified M&A pipeline
- ✓ Benefits from CD&R advocacy and complementary capabilities

Strategic focus on opportunities to further strengthen leading positions in core product categories and expand presence in attractive adjacencies

4 Value Creation Through Ongoing Cost Initiatives and Projected Synergies

$150m+

NCI Building Systems + Ply Gem



Manufacturing efficiencies
Procurement
G&A

NCI Building Systems

- Advanced manufacturing
- Continuous improvement and procurement savings
- Engineering and drafting consolidation

Ply Gem

- Manufacturing efficiencies
- Procurement savings
- Streamlined organization, functions and processes
- Atrium merger synergies

Annualized amount expected to be achieved within 3 years; standalone cost initiatives already in process

5 Expansive Advantaged Platform with Complementary Strengths

Broader customer and go-to-market platform



- ✓ Vast builder, distributor, architect and big box network
- ✓ Long-standing relationships
- ✓ Ability to cross-sell to combined customer base
- ✓ National footprint
- ✓ Legacy brands with strong customer support

Enhanced reach to all segments of the construction market


Commercial
41%
Residential
59%

- ✓ Serve both commercial and residential markets
- ✓ Capability across both new construction and repair & remodel (R&R)
- ✓ Ability to cross-sell across end markets

Best-in-class manufacturing and innovation

NCI Building Systems

- ✓ World class lean manufacturing operation
- ✓ Vertically-integrated
- ✓ Best-in-class automation capabilities and initiatives

Ply Gem

- ✓ Lean manufacturing culture and commitment to continuous improvement
- ✓ Vertically-integrated
- ✓ Foundation Labs advancing product innovation
- ✓ Dedicated R&D resources and design center

Vertically-integrated manufacturing model with best-in-class operations delivering a broad exterior building product portfolio to serve all channels of the construction market

6 Reduced Volatility Through Diversification of Products, End Markets and Raw Materials

NCI Building Systems + Ply Gem = **Combination**

Products (% of sales)


Metal coil coatings
Engineered building systems
Insulated metal panels
Metal components


Other exterior products
Metal accessories
Windows & doors
Vinyl siding


Other
Metal accessories
Windows & doors
Insulated metal panels
Metal components
Vinyl siding
Engineered building systems

- One-stop-shop solution for exterior building products
- Growth opportunities for adjacent exterior and interior products

End markets (% of sales)


Resi
Commercial


Resi R&R
Resi new construction


Resi R&R
Commercial
Resi new construction

- Reduced cyclicality due to differing residential and commercial market cycles
- Balanced mix of residential and commercial exposure

Raw materials spend


Other
Aluminum
Steel
Paintings & coatings


Paintings & coatings
Wood
PVC
Glass
Aluminum


Wood & Other
Glass
Aluminum
Steel
Paintings & coatings
PVC

- Less dependent on specific raw materials (e.g. steel, PVC)
- Procurement savings from raw materials (e.g. paintings & coatings)

7 Ongoing End Market Momentum with Reduced Cyclicality

Prolonged period of below-average U.S. single family housing construction


(U.S. housing starts; millions)
2.0
1.5
1.0
0.5
–
Single-family starts 22% upside to long-term average(1)
1.0
'70 '72 '74 '76 '78 '80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16
Single-family
Single-family average

- Residential construction trends continue to be strong
- 22% upside to long-term average of 1.0m single family starts
- Lack of affordable housing and inventory remains
- Entry level demand expected to drive growth

Low rise commercial starts continue to run below long term averages


('000s of square feet)
2,000
1,500
1,000
500
–
Low-rise commercial starts 15% upside to long-term average(1)
1,142
989
'70 '72 '74 '76 '78 '80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16

- Low-rise commercial construction demand expected to continue improving
- 15% upside to long-term average

Stable and robust R&R outlook


U.S. R&R spend
($ in billions; nominal)
$400
$300
$200
$100
–
CAGR: 4%
$347
$428
'92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16 '18 '20

- Steady, stable growth in R&R demand
- Increasing home prices, credit availability and age of housing stock support R&R spend

Diverse end markets provide more stable performance through the cycle

Source: US Census Bureau, American Institute of Architects, Dodge Construction and Home Improvement Research Institute.
(1) Long term average since 1970.

8 Superior Pro Forma Growth and Margin Expansion

2018E Adj. EBITDA

($ in millions)


% margin:
11%
13%
15%
~$200
~$340
~$120 – $140(1)
~$660 – $680
Pro forma
~$540
Combined
NCI
Ply Gem
Unrealized cost synergies and cost savings
NCI & Ply Gem

Commentary

- ✓ Combined 2018E revenue of ~$4.5 billion
- ✓ Significant EBITDA margin expansion and growth from cost initiatives and synergies
- ✓ Additional upside
  - End market momentum
  - Cross-selling
  - Adjacencies
  - M&A

(1) Excludes cost savings expected to be realized in 2018.

9 Strong Free Cash Flow and Flexible Balance Sheet

Pro forma capitalization

($ in millions)	Maturity	Pro Forma 6/30/2018
Cash and Cash Equivalents		$76
$690m ABL and Revolving Credit Facility[(1)]	2023	$130
Term Loan	2025	2,230
Notes	2026	645
Total Debt		**$3,005**
Net Debt		***2,929***
2018E Pro Forma Adj. EBITDA[(2)]		$670
Net Leverage[(2)]		4.4x
Interest Coverage[(2)]		3.5x

Note: Pro forma capitalization includes estimated transaction fees and expenses.

2018E Adj. EBITDA – Capex[(3)]

($ in millions)

% conversion[(3)]:



75%
82%
84%
~$150
~$280
~$120 – $140
~$550 – $570
Pro forma
~$430
Combined
NCI
Ply Gem
Unrealized cost synergies and cost savings
NCI & Ply Gem

Commentary

- ✓ Cost-efficient and flexible capital structure
  - – $690 million in aggregate revolving facilities[(1)]
  - – Ply Gem term loan and notes remain in place
  - – New $475 million add-on term loan
- ✓ Ample liquidity
- ✓ Covenant-lite and no near-term maturities
- ✓ Strong free cash flow generation
  - – Modest capital expenditure of 2.0% - 2.5% of sales
- ✓ Prudent capital allocation policy balancing M&A strategy and debt paydown
- ✓ Target net leverage of 2.0x – 3.0x Adj. EBITDA

(1) $575 million ABL and $115 million revolving credit facility.
(2) Adj. EBITDA represents midpoint of $660m – $680m. Includes run-rate synergies and standalone cost saving initiatives.
(3) Excludes one-time items and costs to achieve synergies. % conversion defined as EBITDA less capex divided by EBITDA.

Summary – Transformational Opportunity to Create Value

Enhanced Growth Strategy with Margin Expansion Opportunity

Significant Cost Initiatives and Near-term Cost Synergies

Strong Free Cash Flow Generation and Deleveraging

Expansive Customer Platform With a Broader Product Portfolio

Diversified Products, End Markets and Raw Materials

Combined Strengths in Advanced Manufacturing, Product Innovation and Cost Efficiencies

NCI Building Systems + Ply Gem = Market-leading North American exterior building products platform